UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                         Frederick County Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407


            Maryland                                            20-0049496
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                30 West Patrick Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400


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ITEM 5. OTHER EVENTS

      On August 10, 2004, the Registrant announced the approval of a two-for-one stock split, effected in the form of a 100% stock dividend, to shareholders of record on August 31, 2004 and payable on September 21, 2004. For further information, reference is made to the Registrant's press release, dated August 10, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 5 of Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE

      On August 10, 2004, the Registrant announced the approval of a two-for-one stock split, effected in the form of a 100% stock dividend to shareholders of record on August 31, 2004 and payable on September 21, 2004. For further information, reference is made to the Registrant's press release, dated August 10, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

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EXHIBIT INDEX

Exhibit 99.1 Press Release dated August 10, 2004.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FREDERICK COUNTY BANCORP, INC.
                                              (Registrant)

                                     By: /s/ William R. Talley, Jr.
                                         ---------------------------------------
                                         William R. Talley, Jr., Executive Vice
                                         President and Chief Financial Officer
                                            (Principal Accounting Officer)

Dated: August 10, 2004